Exhibit 10.16
CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED
PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
BY AND BETWEEN
INTERNATIONAL AERO ENGINES, LLC
AND
JETBLUE AIRWAYS CORPORATION
DATED AS OF MARCH 30, 2018

This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”) and JetBlue Airways Corporation (“JetBlue”). Each of JetBlue and IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s or JetBlue’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s and JetBlue’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s and JetBlue’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
1.DEFINITIONS    4
2.PURCHASE AND SALE OBLIGATIONS    5
3.AIRFRAME SELECTION FOR INITIAL FIRM AIRCRAFT    5
4.UNIT BASE PRICES/FINANCIAL ASSISTANCE    5
5.ESCALATION    9
6.[***]    10
7.[***]    10
8.FLEET MANAGEMENT PROGRAM    10
9.GUARANTEE PLANS AND TECHNICAL SUPPORT    10
10.[***]    11
11.[***]    11
12.NOTICES    11
13.SALE OF ENGINES OR PARTS    12
14.PRICING AND CONCESSION CONTEMPLATION    13
15.TERMS AND CONDITIONS    13
16.MISCELLANEOUS    25
17.ENTIRE AGREEMENT    26
18.PARTICIPATION OF PARTIES    26

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16
LIST OF APPENDICES
Appendix 1    Agreement Definitions

Appendix 2    Aircraft and Spare Engine Delivery Schedule

Appendix 3    Engine Specifications

Appendix 4    Engine Price Escalation Formula

Appendix 5    Product Support Plan

Appendix 6    Warranties and Services Policies

Appendix 7    [***]

Appendix 8    Guarantee Plan Definitions and Conditions

Appendix 9    [***]

Appendix 10    [***]

Appendix 11    [***]

Appendix 12    [***]

Appendix 13    [***]

Appendix 14    [***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16
Appendix 15    [***]

Appendix 16    [***]

Appendix 17    [***]

Appendix 18    Fleet Management Program

Appendix 1    Bill of Sale

This Amended and Restated PW1100G-JM Engine Purchase and Support Agreement, dated as of March 30, 2018 (this “Agreement”), is entered into by and between IAE and JetBlue.
WHEREAS:
On June 19, 2012, the Parties entered into the Original Agreement for the support of the Engines powering forty (40) Initial Firm Aircraft and the purchase of six (6) Initial Firm Spare Engines;
JetBlue has now entered into a binding agreement with Airbus for the purchase of forty-five (45) Incremental Aircraft. Accordingly, JetBlue desires to amend and restate the Original Agreement to include the Engines powering the Incremental Aircraft and the purchase of seven (7) Incremental Firm Spare Engines;
IAE desires to provide Engines, support and other assistance to power the eighty-five (85) Firm Aircraft, and to sell to JetBlue the thirteen (13) Firm Spare Engines;
JetBlue desires to have all off-wing Engine maintenance services for its fleet of Engines performed by IAE through the IAE Network under the FMP;
IAE has the capability and is willing to become JetBlue’s off-wing Engine maintenance provider for JetBlue’s fleet of Engines through such FMP; and
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16
The Parties now wish to amend and restate the Original Agreement to express their complete understanding and agreement in connection with JetBlue’s selection of the Engines to power the Firm Aircraft, JetBlue’s purchase of the Firm Spare Engines and JetBlue’s selection of the FMP for the exclusive provision of all off-wing Engine maintenance services.
NOW THEREFORE:
In consideration of the above recitals and the conditions, mutual covenants, and agreements contained in this Agreement and under the FMP, IAE and JetBlue mutually agree as follows:
1.DEFINITIONS
Capitalized terms not otherwise defined in this Agreement have the respective meanings in Appendix 1.
2.        PURCHASE AND SALE OBLIGATIONS
Upon mutual execution of this Agreement, the Parties agree as follows:
2.1     JetBlue has placed or will place a firm purchase order with Airbus for the Firm Aircraft and will take delivery of such Firm Aircraft in accordance with the Delivery Schedule (except as otherwise provided in this Agreement);
2.2    IAE will sell, under separate agreements with Airbus, new Engines for installation on the Firm Aircraft;
2.3     JetBlue will purchase and take delivery of, and IAE will sell and deliver to JetBlue, the Firm Spare Engines in accordance with the Delivery Schedule and the other terms and conditions of this Agreement; and
2.4    This executed Agreement constitutes a valid, binding, and legally enforceable contract by and between IAE and JetBlue for the support of the Engines installed on the Firm Aircraft, the purchase and sale of the Firm Spare Engines, and for the maintenance services as per the FMP, as set out in Appendix 18.
3.         AIRFRAME SELECTION FOR INITIAL FIRM AIRCRAFT
3.1    This Agreement assumes a fleet of forty (40) PW1127G-JM engine-powered A320neo Initial Firm Aircraft or forty (40) PW1133G-JM engine-powered A321neo Initial Firm Aircraft; [***], in accordance with the following Section 3.2. If there is [***] as set forth in Article 7, then [***].
3.2    JetBlue shall provide IAE with written notification of [***] for the Initial Firm Aircraft delivery positions set forth in the Delivery Schedule. JetBlue may [***].
For the avoidance of doubt, the entire fleet of forty-five (45) Incremental Aircraft will consist of PW1133G-JM engine-powered A321neo aircraft.
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16
4.        UNIT BASE PRICES/FINANCIAL ASSISTANCE
4.1        Engine Shipsets
4.1.1    The following table states the Unit Base Price per Engine Shipset for installation on the corresponding A320neo and A321neo aircraft model, along with the financial assistance per Firm Aircraft (“Introductory Assistance Credit”) that IAE shall provide to support JetBlue’s acquisition of each Firm Aircraft.

AIRCRAFT MODEL	ENGINE MODEL	Unit Base Price per Engine Shipset ([***] US) *, ^	Introductory Assistance Credit Per Firm Aircraft ([***] US) ^
A320neo	PW1127G-JM	US$[***]	US$[***]
A321neo	PW1133G-JM	US$[***]	US$[***]
* The Unit Base Price per Engine Shipset [***].
^ Subject to escalation in accordance with Article 5.

4.2        Firm Spare Engines

4.2.1    The following table sets forth the unit base price per Firm Spare Engine and the financial assistance (“Spare Engine Credit”) that IAE shall provide to support JetBlue’s acquisition of each Firm Spare Engine.

Firm Spare Engine Pricing
Engine Model	Unit Base Price Per Firm Spare Engine*, ^ ([***] USD)	Spare Engine Credit per Firm Spare Engine^ ([***] USD)
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16

PW1127G-JM	US$[***]	US$[***]
PW1133G-JM	US$[***]	US$[***]
^ Subject to escalation in accordance with Article 5.
* The Unit Base Price for each Firm Spare Engine [***].

4.2.2    The Unit Base Price per Firm Spare Engine is for a spare Engine [***], as described in the Engine Specification for the applicable spare engine model.

4.2.3        Delivery and Shipping Stand
Each Firm Spare Engine requires a suitable Shipping Stand for delivery. For each Firm Spare Engine purchased, IAE shall provide:[***]. IAE shall make the Shipping Stand and engine cover available at IAE’s designated facility [***]. IAE shall deliver each Firm Spare Engine, Shipping Stand, engine cover and any other associated or applicable Additional Equipment Ex Works IAE’s designated facility in accordance with Section 15.1.

4.2.4        JetBlue shall place a purchase order for each Firm Spare Engine [***]. IAE will invoice JetBlue and JetBlue will pay to IAE the applicable Invoice Price (net of the applicable Spare Engine Credit) for each Firm Spare Engine and any associated or Additional Equipment purchased under this Agreement in accordance with IAE’s Spare Engine Payment Schedule attached as Appendix 7.

4.2.5        [***] The unit base price of the additional spare Engine is the Unit Base Price provided in Section 4.2.1. [***] This additional spare Engine, if purchased, will be delivered to JetBlue in accordance with Section 4.2.3. Issuance of purchase orders and payment terms are in accordance with Section 4.2.4. [***]

4.3            Spare Parts Provisioning and Tooling Credit
IAE shall provide JetBlue with a fixed credit of [***] United States Dollars (US$[***]) to be applied toward JetBlue’s purchase of goods and services from IAE (“Spare Parts Provisioning and Tooling Credit”). IAE will issue and make available to JetBlue [***] United States Dollars (US$[***]) of the Spare Parts Provisioning and Tooling Credit [***]. IAE will issue to JetBlue the remainder [***] United States Dollars (US$[***]) of the Spare Parts Provisioning and Tooling Credit [***].  Notwithstanding Section 15.8 of this Agreement, IAE will grant [***]
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16
4.4        [***]
4.5        Credit Issuance and Application

4.5.1        Introductory Assistance Credits: IAE shall issue an Introductory Assistance Credit [***] to JetBlue’s account with IAE upon delivery of each Firm Aircraft to JetBlue to (i) apply to subsequent purchases of goods and services from IAE [***].

4.5.2        Unless otherwise stated herein, IAE shall issue the applicable credits described in this Article 4 to JetBlue within [***] business days after: (a)
delivery to, and acceptance by, JetBlue of the applicable Firm Aircraft, and (b) IAE’s receipt of JetBlue’s written notice that confirms delivery and acceptance and indicates the serial number of each Engine delivered installed on a Firm Aircraft. Credits issued by IAE to JetBlue’s account with IAE will be applied toward goods and services purchased from IAE.
4.5.3        In lieu of a credit to JetBlue’s account, JetBlue may, at the time of title transfer of the applicable Firm Aircraft to JetBlue, assign the Introductory Assistance Credit to Airbus to apply to JetBlue’s purchase of the applicable Firm Aircraft, provided that:

a.JetBlue’s account with IAE is then current with respect to all undisputed amounts; and
b.JetBlue supplies IAE with written notice at least [***] days prior to the scheduled delivery date of the applicable Firm Aircraft, in accordance with this Agreement, specifying JetBlue’s desire to have this credit assigned.

[***]
4.5.4        Spare Engine Credits. IAE shall apply the applicable Spare Engine Credit to the final invoice of each Firm Spare Engine purchased.
4.6        Notwithstanding any other provision of this Agreement to the contrary, IAE reserves the right to apply any and all credits issuable to JetBlue to any undisputed outstanding and overdue invoices issued by IAE to JetBlue based on this Agreement.

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16
4.7    JetBlue will ensure compliance with any and all requirements (including but not limited to reporting and approval requirements) of any applicable currency control or other law, rule, or regulation relating to any credits issued under this Agreement.
5.        ESCALATION
5.1    Escalation

5.1.1    Unit Base Prices per Engine Shipset and Introductory Assistance Credits
a.The Unit Base Prices per Engine Shipset and the Introductory Assistance Credits are expressed in [***] United States Dollars and shall escalate [***] in accordance with the Engine Escalation Formula, [***], except that the Introductory Assistance Credits shall escalate in accordance with the Engine Escalation Formula [***] (subject to Section 5.1.2b). IAE shall deliver each Engine Shipset to Airbus in accordance with the time specified in Airbus’ purchase order which, unless otherwise mutually agreed between IAE and JetBlue, shall not be earlier than [***].
[***]
5.1.2    [***]

5.1.3    Spare Parts Provisioning and Tooling Credit
The Spare Parts Provisioning and Tooling Credit is a firm, fixed amount, not subject to escalation.
5.1.4    Unit Base Prices per Firm Spare Engine and Spare Engine Credits
The Unit Base Prices per Firm Spare Engine, and the Spare Engine Credits are expressed in [***] United States Dollars and shall escalate to the applicable date of Firm Spare Engine delivery to JetBlue in accordance with the Engine Escalation Formula and this Article 5 [***].
5.1.5    [***]

6.        [***]

7.        [***]

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Exhibit 10.16
8.        FLEET MANAGEMENT PROGRAM

JetBlue agrees that it will adhere to the FMP attached as Appendix 18 to this Agreement based on the terms and conditions contained therein.
9.        GUARANTEE PLANS AND TECHNICAL SUPPORT
9.1        Guarantee Plans
IAE will provide JetBlue with the Guarantee Plans described in [***]. The Guarantee Plans are subject to the terms and conditions set forth in the Guarantee Plan Definitions and Conditions attached as Appendix 8. Eligibility under the Guarantee Plans is conditioned upon all PW1100G-JM Engines installed on the Firm Aircraft and the Firm Spare Engines receiving off-wing maintenance in accordance with the terms and conditions of the FMP.
9.2    [***]
9.3    PurePower PW1100G-JM Engine Product Support Plan
IAE will provide JetBlue the benefits of the Product Support Plan for First-Generation Owners/Operators Acquiring New IAE PurePower PW1100G-JM Engines, attached as Appendix 5.
9.4    Warranties and Service Policies for the PW1100G-JM Engine
IAE will provide JetBlue the benefits of the Warranties and Service Policies for the PW1100G-JM Engine attached as Appendix 6.
10.        [***]
11.        [***]

12.        NOTICES
All demands, notices, and other communications under this Agreement must be in writing and will be deemed to be duly given when personally delivered or when received by United States mail, confirmation of receipt requested, first-class postage prepaid, or by internationally recognized courier service or sent by facsimile with confirmation, addressed as follows:
To IAE:
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16

International Aero Engines, LLC
400 Main Street, Mail Stop 121-10
East Hartford, CT 06118

Attention: Legal Counsel
Contracts Management (Commercial)

E-Fax: (860) 353-2747
E-mail: gppwlegalcmonotices@pw.utc.com
International Aero Engines, LLC 400 Main Street, Mail Stop 132-16 East Hartford, CT 06118 Attention: Senior Director, Fleet Programs Telephone: (860) 565-2348 E-Fax: (860) 353-1582

To JetBlue:
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101

Telephone:  (718) 286-7900
Facsimile:  (718) 709-3631
Email:         BlueFleetStrategy@jetblue.com
Attention:    CFO with a copy to General Counsel

or at such other address as may hereafter be furnished in writing by either Party to the other.
13.        SALE OF ENGINES OR PARTS
In the event JetBlue decides to transfer, sell, or otherwise dispose of any of the PW1100G-JM Engines and/or Parts described in the Agreement in an arm’s length transaction to a Non Affiliated Third Party, JetBlue will give IAE the right to bid on any such Engine(s) and/or Parts prior to final sale to such third party, and JetBlue will sell any such Engine(s) and/or Parts to IAE if IAE’s offer equals or is better than such third party’s final offer.  This provision will not apply if JetBlue undertakes a sale-leaseback of Engines or sells or undertakes a sale-leaseback, or otherwise disposes of, a Firm Aircraft (with Engines installed) to a Non-Affiliated Third Party.
14.        PRICING AND CONCESSION CONTEMPLATION
The Parties acknowledge that the pricing, rates, credits and concessions (e.g. the benefits and other tangible and intangible consideration) set forth in this Agreement are based on the Parties’ agreement that IAE will perform all off-wing Engine maintenance services for JetBlue’s fleet of Engines in accordance with the FMP and, unless otherwise provided in the FMP, exclusively through the IAE Network. Failure of the Parties to perform their respective obligations as set forth
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16
in the FMP will have a negative impact on the economic terms contemplated in this Agreement. Therefore, until such time as all the Firm Aircraft and Firm Spare Engines have been delivered to JetBlue in accordance with the terms of this Agreement, JetBlue’s failure to pay any Undisputed Invoices and/or otherwise perform its material obligations set forth in the FMP (except as otherwise allowed therein) shall be reason for IAE to withhold any credits and/or concessions payable and/or made available to JetBlue pursuant to this Agreement until such time as JetBlue is current on all payments and/or has cured any lapse in its performance obligation(s) under the FMP. IAE shall not withhold any credits and/or concessions under this Agreement until it has first provided JetBlue with at least ten (10) days written notice of JetBlue’s failure to pay or otherwise fail to perform its material obligations under the FMP and provided JetBlue an opportunity to cure such failure(s). IAE agrees to reinstate and issue any such withheld credits and/or concessions once JetBlue becomes current on all outstanding FMP payments and/or otherwise restores the performance of its obligations under the FMP.
15.        TERMS AND CONDITIONS

15.1    Title, Delivery, Risk of Loss and Shipping of the Firm Spare Engines
Title to the Firm Spare Engines sold hereunder by IAE will pass to JetBlue upon [***]
15.1.1    IAE will make reasonable efforts to execute and deliver to JetBlue, or JetBlue’s designee, the Bill of Sale (substantially in the form set out in Appendix 1) [***].

15.1.2    Following the delivery of the Bill of Sale, IAE will cooperate with JetBlue and its designees to register the sale of the Spare Engines to JetBlue on the International Registry as contract of sale.

15.1.3    [***]

15.2    JetBlue’s Inspection of Goods
JetBlue will inspect all goods or Equipment within [***] days of receipt from IAE and will notify IAE within [***] thereafter of any visible defects in the material
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16
and manufacture of the goods. JetBlue will not bring any claim relating to any visible defects that were or should have been discovered during such inspection and about which JetBlue did not notify IAE within the prescribed time. Nothing in this Section 15.2 shall limit (i) JetBlue’s ability to make a warranty claim pursuant to Section 15.3, or (ii) either Party’s indemnity obligations to the other Party set forth in this Agreement.
15.3    Warranties, Remedies and Limitations

15.3.1    Notwithstanding the warranties set forth in the Engine Warranty and Service Policy, IAE warrants to JetBlue that the goods or Equipment sold hereunder will be free from defect in material and manufacture when furnished by IAE. Unless set forth in the Engine Warranty and Service Policy attached to this Agreement, this warranty terminates [***] (the “Warranty Period”).

15.3.2    If IAE breaches the warranties set forth in Section 15.3.1, IAE will provide to JetBlue the remedy set forth in Section 15.3.3, provided that JetBlue has given written notice of any such breach to IAE [***]. The shop visit required to implement the remedy constitutes an Eligible Shop Visit under Section 5.3 of the FMP.

15.3.3    IAE’s liability and JetBlue’s remedy under the warranties set forth in Section 15.3.1[***]
15.3.4    IAE warrants to JetBlue that IAE will convey good title, free and clear of any encumbrances or rights of third parties to the goods or Equipment sold hereunder. IAE’s liability and JetBlue’s sole remedy under the warranty set forth in this Section 15.3.4 are limited to[***]

15.3.5    In the event any suit, claim or action is brought against JetBlue (or person expressly indemnified by JetBlue) alleging that, without further combination, JetBlue’s use or resale of goods, including Engines, directly infringes any patents, IAE will, [***] conduct the entire defense including any and all necessary court action, settlements and appeals.[***] If the use or resale of such goods is finally enjoined, IAE will, at its option: (a) procure for JetBlue the right to use or resell such goods; (b) replace such goods with equivalent non-infringing parts; (c) modify such goods so they become non-infringing but equivalent;
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
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Exhibit 10.16
or (d) remove such goods and refund the purchase price (less a reasonable allowance for use, damage or obsolescence).
The preceding provision is applicable only if the following conditions are met: (a) the goods, part(s), services, or process involved in the suit, claim or action must have been provided under this Agreement; (b) the alleged infringement (if of a patent) must be a direct infringement of any patents of the nation (i) in which JetBlue’s principal place of business is located, or (ii) which is a signatory or has otherwise acceded to the Convention on International Civil Aviation signed by the United States at Chicago, on December 7, 1944, as amended and in effect as of the date of this Agreement (the “Chicago Convention”); (c) JetBlue must provide IAE with timely notice of such suit, claim or action and the full opportunity to assume the entire defense thereof; and (d) JetBlue must provide IAE with all information available to JetBlue and other defendants pertaining to the alleged infringement.
For the avoidance of doubt, this provision will not apply to any suit, claim, or action arising out of (a) any JetBlue-furnished specification or design or the performance of a process not recommended or approved in writing by IAE; or (b) the use or sale of goods delivered hereunder in combination with other goods not delivered to JetBlue by IAE.  If a suit, claim or action is made against JetBlue, as contemplated in this Section 15.3.5, and IAE is defending such suit, claim or action, and it is judicially determined that a JetBlue-furnished specification or design infringes any patent on which such suit, claim or action is based, JetBlue will reimburse IAE for actual, reasonable and substantiated costs incurred by IAE to defend such suit, claim or action.
15.3.6    [***]

15.3.7    IAE makes no warranty for goods or Equipment, whether supplied by IAE or not, that were not originally manufactured by or on behalf of IAE, though IAE will, to the extent it has a right to do so, make available to JetBlue the benefit of any warranty provided by such original manufacturer.
15.4    [***]

15.5    Indemnification
IAE will indemnify and hold harmless JetBlue, its directors, officers, employees, agents and subcontractors (“JetBlue Indemnitees”) from and against all claims, liabilities, suits, actions, demands, costs and expenses (including reasonable
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Exhibit 10.16
attorneys’ fees), of third parties arising out of or related to property damage or loss, personal injury or death caused by the negligence, willful misconduct, misrepresentation, fraud, breach of contract, or the failure to comply with any applicable laws or regulations of IAE, its directors, officers, employees, agents or subcontractors (“Liabilities”), except to the extent that such Liabilities arise out of the negligence, willful misconduct, misrepresentation, fraud, breach of contract, or the failure to comply with any applicable laws or regulations of JetBlue. With respect to claims by any representative of IAE, IAE’s obligations hereunder shall not be limited in any way by IAE’s immunity under worker’s compensation acts, disability benefits acts, or other employee benefit laws or regulations and any limitation on the amount or type of damages, compensation, or benefits payable to such representative with respect to any such claim.
JetBlue will indemnify and hold harmless IAE, its directors, officers, employees, agents and subcontractors (“IAE Indemnities”) from and against all claims, liabilities, suits, actions, demands, costs and expenses (including reasonable attorneys’ fees) of third parties arising out of or related to damages, loss, injury or death caused by the negligence, willful misconduct, misrepresentation, fraud, breach of contract, or the failure to comply with any applicable laws or regulations of JetBlue, its directors, officers or employees (“Liabilities”), except to the extent that such Liabilities arise out of the negligence, willful misconduct, misrepresentation, fraud, breach of contract, or the failure to comply with any applicable laws or regulations of IAE. With respect to claims by any representative of JetBlue, JetBlue’s obligations hereunder shall not be limited in any way by JetBlue’s immunity under worker’s compensation acts, disability benefits acts, or other employee benefit laws or regulations and any limitation on the amount or type of damages, compensation, or benefits payable to such representative with respect to any such claim.
Each Party’s indemnification obligations set forth above are contingent upon compliance with the following conditions by the other Party: (a) providing prompt written notice of a claim, provided that a failure or delay or alleged delay in providing such notice does not adversely affect the indemnitee's right to indemnification hereunder, unless and then only to the extent that such failure or delay or alleged delay has resulted in actual prejudice to the indemnitor; (b) providing all information and evidence within its control and necessary for the other Party to conduct a defense; and (c) providing the other Party with sole control of the defense and all related settlement negotiations (provided that (i) to the extent that other claims related to or unrelated to this Agreement are part of the same proceeding involving such claim, that the other claims are severed from such claim, and if not so severed, the other Party may assume joint control thereof
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Exhibit 10.16
with such indemnifying Party; and (ii) that no such claim shall be compromised on a basis that admits any criminal violation, gross negligence or willful misconduct on the part of the other Party without such Party’s express written consent.
15.6    Changes
No modification of this Agreement will be binding unless agreed to in writing and signed by both JetBlue and IAE.
15.7    Taxes and Other Charges
[***]
15.8    Financial Provisions

15.8.1    If IAE determines (in good faith and based on reliable commercial data) since the date of execution of this Agreement, that there has been any material adverse change in the financial condition or business operation of JetBlue that will render JetBlue financially unable to perform its obligations pursuant to this Agreement, IAE will so notify JetBlue of its concern and request reasonable assurances of JetBlue’s ability to perform its obligations.  If such assurances are not satisfactory to IAE, acting reasonably, then IAE may, at its option and without prejudice to any of its other remedies at law or in equity, (i) suspend performance under this Agreement including performance of any Maintenance Services and/or (ii) specify alternative payment terms. As soon as JetBlue is objectively able to perform its obligations again, the Parties shall continue to perform according to this Agreement as if no such material adverse change had occurred.
15.8.2    Except as otherwise set forth in Section 4.3 of this Agreement, invoices, if not disputed, are due and payable net cash, [***] following IAE’s submission of an invoice to InvoiceWorks or JetBlue’s then current invoicing system (“Due Date”). If IAE does not receive payment of any amount owed by JetBlue by the Due Date, IAE shall provide written notice to JetBlue that JetBlue is in arrears and therefore IAE may charge interest on the overdue amount at the rate of [***] (but not more than the maximum rate of interest allowed by applicable law), from the day following the Due Date until the date on which IAE receives payment in full. JetBlue and IAE will work to ensure that the Parties can effectively process InvoiceWorks.
15.8.3    If JetBlue reasonably disputes any portion of an invoice, JetBlue may withhold payment on such invoice and IAE will provide an invoice for the undisputed portion (“Undisputed Invoice”) of the original invoice and an invoice for the
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Exhibit 10.16
disputed portion (“Disputed Invoice”) of the original invoice. JetBlue will be required to pay the Undisputed Invoice by the due date of the original invoice or immediately upon receipt of the Undisputed Invoice, whichever is later, and interest on the Disputed Invoice only will be waived until the dispute is resolved.
15.8.4    JetBlue agrees that if it fails to pay when due any undisputed amount owed to IAE, JetBlue will also reimburse IAE for all reasonable costs that IAE incurs to collect such unpaid amount.

15.8.5    IAE may set off any overdue and undisputed amount that JetBlue owes IAE against any credits, deposits or other amount that IAE owes JetBlue. Any credits available to JetBlue under this Agreement shall expire [***] from the date such credit was earned and, if applicable, any and all remaining unclaimed credits are null and void at the conclusion of such [***] period whether or not this Agreement is still in full force and effect. For the purposes of this Agreement, a credit is earned on the date JetBlue is eligible to request the issuance of the credit and IAE becomes obligated to pay such credit. Unless otherwise specified in this Agreement, credits shall not be subject to escalation or interest.
15.9    Excusable Delays
Neither Party will hold the other Party responsible for any delay to perform or failure to perform an obligation under this Agreement to the extent such delay or failure is caused by circumstances beyond such other Party’s reasonable control including, without limitation, those caused by the first Party, the airframe manufacturer, suppliers (where such supplier(s) adversely impact the ability to procure materials in a timely manner and such other Party could not reasonably have prevented such occurrence through reasonable mitigating efforts to secure an alternate source supplier(s) without material economic hardship; excluding [***], unless their delay or failure is due to force majeure), force majeure or the public enemy, the hostile act of any person, compliance in good faith with any applicable foreign or domestic governmental regulation or order not in existence as of the date of this Agreement, whether or not it proves to be invalid, fires, riots, labor disputes, litigation, court order or other legal action or unusually severe weather (each of the foregoing, an “Excusable Delay”).
15.10    Export

15.10.1    The Parties agree to comply with any and all applicable export, import, sanctions and U.S. anti-boycott laws, regulations, orders and authorizations that apply to
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This document does not contain any export regulated technical data.

Exhibit 10.16
their respective activities and obligations set forth in this Agreement (collectively “Export Laws”), including but not limited to the International Traffic in Arms Regulations (22 CFR 120-130) (“ITAR”), the Export Administration Regulations (15 CFR 730 et seq.) (“EAR”) and any regulations and orders administered by the Treasury Department's Office of Foreign Assets Control Regulations (31 CFR Chapter V). Nothing in this Agreement shall be construed as requiring a Party to perform an obligation that is noncompliant with any Export Laws. Furthermore, any Party that receives any technology, commodity, technical data, software, goods and services (including products derived from or based on such technical data) information or any other item subject to any applicable
Export Laws shall adhere to and comply with those laws, regulations, orders and authorizations.

15.10.2    The Parties shall use best efforts to apply for, obtain, comply with and maintain all export, re-export, and transfer authorizations, including approvals, consents, licenses, agreements, registrations and other authorizations (collectively “Export Licenses”) that are required or may be required to perform the activities and obligations set forth in this Agreement. No ITAR regulated items, technical data, or defense services will be provided without obtaining the proper authorization or Export Licenses.
15.10.3    Prior to the transfer of any U.S. origin technical data, item or document, controlled by the EAR or ITAR, the transferring Party shall provide to the receiving Party the Export Control Classification Number (ECCN) or the ITAR category of such technical data and shall clearly indicate such on the technical data, item or document.
15.10.4    The Parties to this Agreement shall not knowingly or unknowingly divert or cause to be diverted, any commodities, technical data, software, goods and services (including products derived from or based on such technical data) subject to the Export Laws to any (i) person, (ii) entity, (iii) country or (iv) any entity located or incorporated in a country, that is on any denied party list or list of sanctioned countries, pursuant to either the Export Laws or any other applicable governing regulations.
15.10.5    If ITAR or EAR controlled technical data or items are transferred to a U.S. entity, then that entity must only allow access to that technical data or items by the following personnel: (i) U.S. citizens, or (ii) U.S. permanent resident alien, or (iii) who have U.S. protected individual status as defined by 8 USC 1324b(a)(3), or (iv) who are working under a valid U.S. export authorization. Upon request of
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Exhibit 10.16
the transferring Party, the receiving Party shall provide appropriate documentation evidencing the aforementioned requirements.

15.10.6    The Parties shall not export, re-export, transfer, disclose or otherwise provide physical or electronic access to technical data controlled under the
Export Laws to any person (including unauthorized third-party information technology (“IT”) service providers) not authorized to receive said technical data under existing Export Laws and/or Export Licenses.
15.10.7    Neither Party shall modify or divert the other Party’s technical data controlled by the Export Laws to any military application, unless (i) such Party receives advance, written authorization from the other Party and (ii) such modification or diversion is done in compliance with all applicable Export Laws. Neither Party shall modify or divert the other Party’s technical data controlled by the Export Laws to any military application or other end-use prohibited by applicable Export Laws.
15.10.8    Customer represents that it is aware that all sales and distribution of IAE’s Products, which include all tangible items and related software, technology or services (together “Products and Services”), may constitute an export, re-export, or retransfer of such Products and Services. Customer certifies that such sales and distribution will be conducted in accordance with applicable Export Laws, which may require prior approval and/or prohibit transactions with sanctioned countries/regions or designated parties/entities/individuals. Customer shall not sell, transfer, export, or re-export the Products and Services, or provide any warranty, repair, replacement, or guarantee services for end-use in Cuba, Iran, North Korea, Sudan and/or Syria.
15.10.9    Each Party agrees to indemnify and hold the other Party harmless against any claims, suits, obligations, liabilities, damages, losses and judgments, injury, or expense (including attorneys’ fees and expenses) of the United States government arising from any breach of the indemnifying Party’s obligations under this Section 15.10, except to the extent of the other Party’s negligence or willful misconduct.
15.11    Press Release
Either Party or its designated affiliate may issue a press release announcing that JetBlue has selected IAE or its designated affiliate to supply the goods and Equipment described in this Agreement provided that such press release and its date is mutually agreed to by the Parties.
15.12        Confidentiality
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Exhibit 10.16
Each Party agrees that the terms of this Agreement and any information exchanged thereunder (including invoices issued under this Agreement) are confidential unless otherwise agreed in writing (“Confidential Information”). Each Party agrees to limit disclosures of such Confidential Information only to persons who have a need to know within their own organizations, outside auditors, outside advisors, government agencies and third parties that are suppliers of IAE or participate with IAE in the manufacture, sale and support of IAE engines and propulsion systems. Should either Party be subject to a legal action or proceeding or a requirement under applicable government or stock exchange regulations to disclose such Confidential Information (“Obligated Party”), the Obligated Party shall notify the other Party, and upon the request of the other Party, cooperate with the other Party in contesting such disclosure or, if the Obligated Party is mandated by law to disclose such Confidential Information, the Obligated Party will immediately inform the other Party about such mandatory disclosure and limit the disclosure to the extent legally permissible.
Notwithstanding anything to the contrary herein, “Confidential Information” shall not include any item of information which the Obligated Party can demonstrate with written evidence: (a) is or becomes available to the public through no breach of this Agreement; (b) was previously known by the Obligated Party without any obligation to hold it in confidence; (c) is received from a third party free to disclose such information without restriction; or (d) is independently developed by the Obligated Party without the use of Confidential Information.
15.13    Assignment
Neither Party may assign its rights or delegate its obligations under this Agreement, in whole or in part, without the prior written consent of the other Party, except that:
a.IAE may assign its rights and/or delegate its obligations under this Agreement to any subsidiary or affiliate of United Technologies Corporation;
b.IAE may assign its rights and/or delegate its obligations under this Agreement in connection with the merger, consolidation, reorganization or voluntary sale or transfer of its assets, except that IAE may not make such an assignment if the successor entity (or an affiliate thereof) is in the business of providing scheduled passenger air transportation; and
c.JetBlue may assign its rights and/or delegate its obligations under this Agreement in connection with the merger, consolidation, reorganization or voluntary sale or transfer of its assets, except that
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Exhibit 10.16
JetBlue may not make such assignment if the successor entity (or an affiliate thereof) is a competitor to IAE or IAE is legally prohibited from doing business with such entity.
Any assignment or delegation made in contravention of this Section 15.13 will be invalid.
Any assignment of this Agreement, whether by consent of the other Party or pursuant to the foregoing exceptions, shall be subject to: (a) the completion of assignment and assumption documentation in form and substance reasonably satisfactory to the non-assigning Party; and (b) any such assignment shall not increase either Party’s obligations nor decrease either Party’s rights as set forth in this Agreement.

15.14    Insurance
IAE and/or United Technologies Corporation shall,[***] carry and maintain, or cause to be carried and maintained, with insurers of recognized responsibility, the following coverages for the entire term of this Agreement:
[***]
Not less than [***] days prior to the scheduled delivery of the first Firm Aircraft per the Delivery Schedule, as applicable, and not less than [***] days prior to the expiration or other termination of any such insurance, IAE shall furnish to JetBlue certificates evidencing that IAE and/or United Technologies Corporation has the insurance required hereby. All insurance required to be carried by IAE and/or United Technologies Corporation hereunder shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the applicable jurisdictions.
15.15    Dispute Resolution and Governing Law
15.15.1    Escalation of Disputes
If any dispute between the Parties arises out of this Agreement, the Parties shall endeavor to resolve the matter on an amicable basis. If one Party serves formal written notice on the other that a material dispute has arisen with regard to this Agreement and the Parties are unable to resolve such dispute within a period of thirty (30) days (or such other agreed upon timeframe within this Agreement that affords the offending Party the opportunity to cure) after receipt of such notice, the matter shall be referred to a committee consisting of the Vice President Technical Operations of JetBlue and the Vice President Marketing & Sales, The
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Exhibit 10.16
Americas of IAE. If no unanimous recommendation is made by the committee within sixty (60) days, or such other mutually agreed upon timeframe, the matter will be referred to each of the appropriate chief executive officers of JetBlue and IAE for resolution within ninety (90) days, or such other mutually agreed upon timeframe. No recourse for legal action by one Party against the other Party pursuant to this Agreement shall take place until such procedure has been completed.
15.15.2    Governing Law and Jurisdiction
This Agreement will be governed by and construed and enforced in accordance with the substantive laws of the State of New York, United States of America, other than its conflict of laws rules, except that Sections 5-1401 and 5-1402 of the New York General Obligations law will apply and except that the United Nations Convention on Contracts for the International Sale of Goods dated April 11, 1980, as amended to date, will not apply. Each Party irrevocably and unconditionally submits to the exclusive jurisdiction of and venue in a Federal District Court located in New York, New York, U.S.A. for any suit, action or proceeding arising under this Agreement. Each Party irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding relating to this Agreement in Federal District Courts located in New York, New York, U.S.A. and further irrevocably waives any claim that a Federal District Court located in New York, New York, U.S.A. is not a convenient forum for any such suit, action or proceeding. If either Party or any of its respective property is entitled to any immunity from legal action on the grounds of sovereignty or otherwise, such Party hereby waives and agrees not to plead such immunity in any legal action arising out of this Agreement.
15.16    Survival
Notwithstanding anything in this Agreement to the contrary, the following provisions shall survive the expiration or early termination of this Agreement Article 13 (Sale of Engines or Parts), Section 15.3 (Warranties, Remedies, and Limitations); [***]; Section 15.5 (Indemnification); Section 15.7 (Taxes and Other Charges); Section 15.8 (Financial Provisions); Section 15.10 (Export); Section 15.12 (Confidentiality); Section 15.15 (Dispute Resolution and Governing Law); Appendix 18, Section 3.7 (Invoicing); Appendix 18, Section 3.8 (Payment); and this Section 15.16 (Survivability). The Product Support Plan shall survive termination according to its own terms. The termination or expiration of this Agreement shall not relieve either Party hereto of any obligation or liability accruing prior to the effective date of such termination or expiration. All other
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Exhibit 10.16
rights and obligations of the Parties, unless expressly provided otherwise, will cease upon termination or expiration of this Agreement.
15.17    Definitions and Miscellaneous Provisions
Except for JetBlue’s designation of delivery location for the Firm Spare Engines, terms and conditions on JetBlue’s purchase orders will have no effect.
16.        MISCELLANEOUS
16.1    All appendices and attachments attached hereto and referred to in this Agreement form an integral part of this Agreement and are hereby incorporated and made a part of this Agreement for all purposes.
16.2    Interpretation of this Agreement shall be governed by the following rules of construction: (a) Captions and headings used in this Agreement are for convenience of reference only and will not be interpreted as in any way limiting or extending the meaning of the provisions to which such captions may refer; (b) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires; and (c) the word “including” and words of similar import shall mean “including, without limitation.”
16.3    If any provision of this Agreement is for any reason held invalid, such invalidity will not affect the validity of the remainder of the terms of this Agreement. Such invalid provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law.
16.4    No Party will be deemed to have waived any of its rights under this Agreement except by a written waiver signed by such Party’s authorized representative.
16.5    Failure to complain of any action or inaction by the other Party or to declare the other Party in default under this Agreement, regardless of the duration of such failure, will not constitute a waiver of any of the rights of the non-defaulting party.
16.6    The relationship between the Parties created by this Agreement is that of independent contractors and not agents, employees, partners, joint venturers, or any other cooperative business arrangement and neither Party shall have the power or authority to obligate or bind the other Party in any manner whatsoever.

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Exhibit 10.16
16.7    IAE shall be permitted to engage subcontractors to perform its obligations under this Agreement (upon obtaining the prior written consent of JetBlue); provided that IAE shall remain primarily liable for its obligations hereunder and shall be responsible for any subcontractor’s performance thereof.
16.8    This Agreement may only be amended by a written instrument signed by IAE and JetBlue. Except as provided in Section 15.17, the Parties specifically agree that any language or provisions contained on either Party’s website, or contained in any purchase order, shall be of no force and effect and shall not in any way supersede, modify or amend this Agreement.
17.        ENTIRE AGREEMENT
This Agreement, including its appendices and attachments, contains the entire understanding between the Parties with respect to the subject matter hereof and supersedes in their entirety all prior or contemporaneous oral or written communications, agreements or understandings between the Parties with respect to the subject matter hereof. In the event that there exists any conflict between any term, condition or provision contained within this Agreement and any term, condition or provision contained within any exhibit, schedule, Appendix or annex hereto, the term, condition or provision contained in this Agreement shall control, unless otherwise explicitly stated. This Agreement may be executed in one or more counterparts, each of which will be considered an original but all of which together constitute one and the same instrument.
18.        PARTICIPATION OF PARTIES
The Parties hereto acknowledge that this Agreement and all matters contemplated herein have been negotiated between the Parties and that the Parties have, from the commencement of negotiations to the execution hereof, participated in the drafting and preparation of this Agreement. No provision of this Agreement will be interpreted in favor of, or against, either of the Parties hereto by reason of the extent to which any such Party or its counsel participated in the drafting hereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof.
Facsimile or electronically transmitted signatures will be deemed to be of the same force and effect as an original executed document. If executed by facsimile or electronic transmission, the Parties agree to provide original signature pages upon request.
IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date entered above.
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Exhibit 10.16

JETBLUE AIRWAYS CORPORATION

By	/s/ Steve Priest

Name	Steve Priest

Title	Chief Financial Officer
By

Name

Title

INTERNATIONAL AERO ENGINES, LLC

By	/s/ Hendrik J. Deurloo

Name	Hendrik J. Deurloo

Title	Senior Vice President

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Exhibit 10.16
Appendix 1
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
DEFINITIONS
For all purposes of this Agreement, the following capitalized terms have the meanings set forth below:
1.        “Accepted Technical Data” is OEM data, JetBlue data recommendations, or information that has been provided by the OEM that is not “Approved Technical Data” (as defined herein). This includes but is not limited to all operator wires; special instructions; JetBlue generation ECs, information notices, technical service items, temporary revisions; illustrated parts catalogs; and CACTUS wires.
2.        [***]
3.        “AD(s)” means an Aviation Authority-issued Engine airworthiness directive.
4.        “Additional Equipment” means any item identified as Additional Equipment in the Engine Specification applicable to a particular Engine model, and categorized as either EBU 1 or EBU 2.
5.        “Airbus” means Airbus S.A.S.
6.        “AMM” means the published Airbus Aircraft Maintenance Manual.
7.        “AMP” means JetBlue’s Aircraft Maintenance Program, as revised from time to time.
8.        “AOG Event” or “Aircraft-on-Ground Event” is a situation in which a Firm Aircraft is unavailable for operational service solely because a FMP Engine installed on such Firm Aircraft is unserviceable and incapable of continued operation after JetBlue has performed reasonable on-wing Engine corrective action and no replacement Engine is available. An AOG Event will terminate upon correction of the condition that renders the FMP Engine unserviceable or at the time a replacement Engine becomes available for operational service, whichever first occurs.
9.        “Approved Technical Data” is technical data that has been approved by the applicable Aviation Authority or by an applicable Aviation Authority DER or by IAE, and accepted by JetBlue, such acceptance not to be unreasonably withheld.

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Exhibit 10.16

10.    “Aviation Authority” means the FAA or any other authorities, government departments, committees, or agencies which (a) under the laws of the State of Registration of the relevant Firm Aircraft or of the country where the Firm Aircraft is manufactured and/or certified have control or supervision of civil aviation in that state; or (b) have jurisdiction over the registration, airworthiness or operation of, or other matters relating to a Firm Aircraft, as long as it is substantially similar to the FAA requirements.
11.        “BFE” means “Buyer Furnished Equipment” which is the aircraft manufacturer supplied or buyer furnished engine-mounted accessories (typically including such items as integrated drive generator, quick accessory disconnect adapter, hydraulic pumps, shut-off valve, and pressure regulating valve).

12.        “Build Group” means a portion of a FMP Engine that can be a nonserialized major assembly, as designated by the Air Transport Association.
13.        [***]
14.        “CEMP” means the program for engine maintenance established by IAE and JetBlue in accordance with Section 5.5.1 of the FMP, as may be amended from time to time.
15.        “CMM” means component maintenance manual.

16.        “Commencement Date” means the date on which JetBlue accepts delivery of its first PW1100G-JM Engine-powered Firm Aircraft in accordance with the Delivery Schedule.

17.        [***]
18.        [***]
19.        [***]
20.        [***]
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Exhibit 10.16

21.        “Delivery Schedule” means the delivery schedule attached as Appendix 2, which may be amended from time to time in accordance with the terms of this Agreement.

22.        “DER” means Designated Engineering Representative.
23.        “Due Date” has the meaning set forth in Section 15.8.2.

24.    “EBU 1” means the equipment identified as EBU 1 in the Additional Equipment section of each Engine Specification.

25.        “EBU 2” means the equipment identified as EBU 2 in the Additional Equipment section of each Engine Specification.

26.        “Economically Repairable” generally means that the cost of the repair, exclusive of modification and transportation costs, will be equal to or less than [***] of the IAE commercial price of such new part at the time the repair is considered.

27.        “EHM” has the meaning set forth in Section 5.5.5 of the FMP.
28.        “EIS” means the entry into service of a Firm Aircraft.
29.        “Eligible Engines” has the meaning set forth in Appendix 8.
30.        “Eligible Shop Visit” means a shop visit covered by the FMP Rate, as more particularly described in Section 5.3 of the FMP.
31.        “Engine(s)” means the PW1127G-JM engines or PW1133G-JM engines, as applicable, each as described in the Standard Equipment section of the Engine Specification applicable to each engine model, sold by IAE for commercial aviation use, whether installed as new equipment on Firm Aircraft or delivered
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Exhibit 10.16
directly to JetBlue from IAE as Firm Spare Engine, or as otherwise made subject to this Agreement by mutual consent of the Parties.
32.        “Engine Build Up” or “EBU” refers to either the EBU 1 or EBU 2, as applicable, as each is described in the Additional Equipment section of the Engine Specification applicable to each Engine model.
33.        [***]

34.        “Engine Escalation Formula” means the PW1100G-JM Engine Price Escalation Formula for PW1100G-JM Engines attached to this Agreement as Appendix 4.
35.        “Engine Shipset” means two (2) new Engines delivered by IAE to Airbus for installation on a Firm Aircraft.

36.        “Engine Specification” means the engine specification for each engine model, attached as Appendix 3, which is subject to revision prior to Engine delivery.

37.        “Engine Warranty and Service Policy” or “Service Policy” means the Warranties and Service Policies for the PW1100G-JM Engine attached as Appendix 6.

38.        “Equipment” means engines, modules, parts, components and EBU and similar engine mounted hardware as well as any nacelle or aircraft parts, including as to each of the aforementioned, any and all parts or details of such parts that comprise such Equipment.

39.        “[***]” has the meaning set forth in Section 5.1.1c.

40.        [***]
41.        “Exchange Parts” has the meaning set forth in Section 13.1.4 of the FMP.
42.        “Excusable Delay(s)” has the meaning set forth in Section 15.9.
43.        “External Equipment” means any accessory, component, or part that is mounted, directly or indirectly, to the outside of any engine case, case flange, or to the main gearbox, including Engine accessory components, line replacement units, BFE,
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Exhibit 10.16
EBU parts and hardware, nacelle propulsion system components and any related mounting hardware, wiring harnesses, plumbing, brackets, and kit-and bin material associated with any such components, but excluding the components set forth in 0. External Equipment also includes accessories or components that are maintained per the manufacturer’s CMM and any related mounting hardware, wiring harnesses, plumbing, brackets, and kit and-bin material associated with any such accessories or components.
44.        “Extreme Environmental Conditions” means atmospheric conditions typical of a severe environment, including but not limited to, high concentrations of particulates such as, volcanic ash, or those found in sand storms.
45.        “Ex Works” has the meaning set forth in lncoterms 2010, as promulgated by the International Chamber of Commerce.

46.        “FAR” means the then current Federal Aviation Regulations as established by the FAA.

47.        [***]

48.        “FAA” means the Federal Aviation Administration of the United States of America or any successor agency thereto.

49.        “Firm Aircraft” means any of the Initial Firm Aircraft or the Incremental Aircraft.
50.        “Firm Spare Engine” means any of the Initial Firm Spare Engines or the Incremental Firm Spare Engines.

51.        “FMP” means the Fleet Management Program set out in Appendix 18.

52.    “FMP Engine(s)” means any of the Engines to be covered under the FMP as set out in Article 1 of the FMP.

53.        [***]
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Exhibit 10.16

54.        “FMP Rate” has the meaning set out in Section 3.1 of the FMP

55.        “FOD” or [***] means [***].

56.        “GMM” means JetBlue’s General Maintenance Manual, as revised from time to time, which outlines JetBlue’s maintenance policies and procedures.
57.        “Guarantee Plan Specific Conditions” means the operating conditions set forth in Appendix 8, Article 2.

58.        “Guarantee Plan(s)” means [***].

59.        “IAE” means International Aero Engines, LLC, a limited liability company organized and existing under the laws of Delaware, which has an office located at 400 Main Street, East Hartford, Connecticut 06118.

60.        “IAE Invoice Price” means, for purposes of calculating the [***], the Invoice Price of an Engine Shipset installed on a Firm Aircraft.

61.        “IAE Network” means IAE’s designated network of maintenance, repair, and/or overhaul facilities as agreed to and approved by JetBlue, such approval not to be unreasonably withheld. For purposes of Section 10.50of the FMP, the “Initial IAE Network” shall only include facilities in: USA, Singapore, Japan, and Germany.

62.        “Incremental Aircraft” means any of the forty-five (45) new firm-ordered PW1133G-JM Engine-powered A321neo aircraft identified in the Delivery Schedule as “Incremental Aircraft.”`

63.        “Incremental Firm Spare Engines” means any of the seven (7) new firm-ordered spare PW1133G-JM Engines identified in the Delivery Schedule as an “Incremental Spare Engine.”
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Exhibit 10.16
64.        “Initial Firm Aircraft” means any of the forty (40) new firm-ordered PW1127G-JM Engine-powered A320neo aircraft or new firm-ordered PW1133G-JM Engine-powered A321neo aircraft identified in the Delivery Schedule as “Initial Firm Aircraft,” subject to Section 7.2.

65.        “Initial Firm Spare Engine” means any of the six (6) new firm-ordered spare PW1127G-JM Engines or PW1133G-JM Engines, as applicable, identified in the Delivery Schedule as an “Initial Firm Spare Engine,” subject to Section 7.2.

66.    “Introductory Assistance Credit” means the credit per Firm Aircraft that IAE will provide to JetBlue, as more particularly described in Article 4 of this Agreement.

67.        “Invoice Price” means the Unit Base Price per Engine Shipset or the Unit Base Price per Firm Spare Engine, escalated in accordance with the Engine Escalation Formula from the base month and year of the applicable Unit Base Price to the applicable time specified in this Agreement.
68.        “JetBlue” means JetBlue Airways Corporation, a corporation organized and existing under the laws of Delaware, United States, which has an office located at 27-01 Queens Plaza North, Long Island City, New York 11101.

69.        “LLPs” or “Life Limited Parts” means those rotating Parts which have a Parts Life Limit. For purposes of this Agreement, LLPs do not include static, non-rotating LLPs.

70.        [***]
71.        “Maintenance Services” has the meaning set forth in Section 13.1.1 of the FMP.

72.        “Minimum LLP Build Standard” has the meaning set forth in the Specific Conditions and may be modified by the CEMP in consultation with JetBlue.
73.        “Minimum Spare Engine Ratio” means the minimum ratio of spare Engines-to-installed Engines in JetBlue’s fleet maintained solely for JetBlue’s operational use, set forth in 0 to the FMP.
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Exhibit 10.16
74.        “Missing Part” means any part, including, but not limited to, accessories, that was not installed on an Engine at the time of induction or was not subsequently provided to IAE by JetBlue for such FMP Engine’s shop visit.

75.        “Non-Affiliated Third Party” means a third party who is not an ‘Affiliate’ as defined by the Securities Act of 1933.

76.        “Obligated Party” has the meaning set forth in Section 15.12.

77.        “OEM” means original equipment manufacturer.
78.        “Off-Wing” means the removal of a FMP Engine from a Firm Aircraft for Maintenance Services covered under the FMP Rate. For the avoidance of doubt, for purposes of this FMP, “Off-Wing” shall not mean the removal of a FMP Engine from a Firm Aircraft to facilitate the performance of work (not covered under the FMP Rate or T&M Rates and Charges) on such FMP Engine by JetBlue or JetBlue’s designated service provider within a JetBlue facility or a facility designated by JetBlue.

79.        “Operational Parameters” has the meaning set forth in 0 of the FMP.

80.        “Original Agreement” means the PurePower® PW1100G-JM Engine Purchase Support Agreement, dated as of June 19, 2012, as amended, modified or supplemented from time to time.

81.        “PAH” or “Production Approval Holder” means an entity holding a production certificate issued under the authority of the FAA.
82.        “Parts” means Engine parts sold by IAE and delivered as original equipment in an Engine or Engine parts sold and delivered by IAE as new spare parts in support of an Engine.

83.        “Parts Life Limit” means the maximum allowable total parts time or total parts cycles for specific Parts, including re-operation if applicable, as established by
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Exhibit 10.16
IAE and the applicable Airworthiness Authority. Parts Life Limits are published in the Airworthiness Limitations section of the applicable Instructions for Continued Airworthiness.

84.        “Party” or “Parties” means IAE or JetBlue individually or both collectively, respectively.

85.        “Performance Restoration Shop Visit” means a shop visit at which maintenance is performed to enable an FMP Engine to achieve its next full interval in accordance with the CEMP.

86.        [***]

87.        “PMA” or “Parts Manufacturer Approval” means the authority granted by the FAA to manufacture parts for installation in type-certificated products.
88.        [***]

89.        “Product Support Plan” means the Product Support Plan for First-Generation Owners/Operators Acquiring New IAE PurePower® PW1100G-JM Engines, attached as Appendix 5.

90.        “Program Coordinator’’ has the meaning set forth in Section 5.5.3 of the FMP.

91.        “Program Manager” has the meaning set forth in Section 5.5.3 of the FMP.

92.        [***]
93.        [***]

94.        [***]
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Exhibit 10.16
95.    “Qualifying Performance Restoration Shop Visit” means a Performance Restoration Shop Visit performed at an IAE Network maintenance facility.

96.        [***]
97.        “Records” has the meaning set forth in Section 12.2.3 of the FMP.
98.        [***]
99.        [***]

100.        “SB(s)” means an IAE-issued Engine service bulletin.

101.        “Scrapped” means those parts determined by IAE to be unserviceable and not Economically Repairable.

102.        “Shipping Stand” means an operable shipping stand, suitable for road shipment of spare PW1100G-JM Engines.

103.        “Spare Engine Credit” means the credit per Firm Spare Engine that IAE will provide to JetBlue, as more particularly described in Article 4 of this Agreement.

104.        “Spare Parts Provisioning and Tooling Credit” means the credit that IAE will provide to JetBlue, as more particularly described in Section 4.3 of this Agreement.

105.        “Specific Conditions” are the operating conditions set forth in 0 to the FMP, upon which the FMP Rate is predicated.

106.        “Standard Equipment” means any item identified under the Standard Equipment section of the applicable Engine Specification, Appendix 3.

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Exhibit 10.16
107.        “State of Registration” means the country in which the Firm Aircraft are registered.
108.        “T&M Rates and Charges” are those rates and charges contained in 0 for Maintenance Services not covered under the FMP Rate.
109.        [***]

110.        “TCH” or “Type Certificate Holder” means an entity holding a type certificate issued under the authority of the FAA or EASA.

111.        “Term” has the meaning set forth in Article 2 of FMP.

112.        “TSM” has the meaning set forth in Section 5.3.4 of FMP.

113.        “Unit Base Price” means the respective IAE unit base price set forth in Article 4.
114.        “United States Prime Rate” means the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation’s thirty (30) largest banks then in effect and listed in the eastern print edition of The Wall Street Journal.

115.        [***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

Appendix 2
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
FIRM AIRCRAFT AND FIRM SPARE ENGINE DELIVERY SCHEDULE
INITIAL FIRM AIRCRAFT DELIVERY SCHEDULE

BASE TYPE	SCHEDULED DELIVERY MONTH/QUARTER	SCHEDULED DELIVERY YEAR
A321NEO	[***]	2019
A321NEO	[***]	2019
A321NEO	[***]	2019
A321NEO	[***]	2019
A321NEO	[***]	2019
A320NEO	[***]	2020
A320NEO	[***]	2020
A320NEO	[***]	2020
A320NEO	[***]	2020
A320NEO	[***]	2020
A320NEO	[***]	2020
A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2021
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2021

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

BASE TYPE	SCHEDULED DELIVERY MONTH/QUARTER	SCHEDULED DELIVERY YEAR
A320NEO	[***]	2021
A320NEO	[***]	2021
A320NEO	[***]	2022
A320NEO	[***]	2022
A320NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2023
A321NEO	[***]	2023
A321NEO	[***]	2023
A321NEO	[***]	2023
A321NEO	[***]	2023

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
INCREMENTAL FIRM AIRCRAFT DELIVERY SCHEDULE

BASE TYPE	SCHEDULED DELIVERY MONTH/QUARTER	SCHEDULED DELIVERY YEAR
A321NEO	[***]	2019
A321NEO	[***]	2019
A321NEO	[***]	2019
A321NEO	[***]	2019
A321NEO	[***]	2019
A321NEO	[***]	2019
A321NEO	[***]	2019
A321NEO	[***]	2019
A321NEO	[***]	2020
A321NEO	[***]	2020
A321NEO	[***]	2020
A321NEO	[***]	2020
A321NEO	[***]	2020
A321NEO	[***]	2020
A321NEO	[***]	2020
A321NEO	[***]	2021
A321NEO	[***]	2021
A321NEO	[***]	2021
A321NEO	[***]	2021
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2022
A321NEO	[***]	2023
A321NEO	[***]	2023
A321NEO	[***]	2023

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

BASE TYPE	SCHEDULED DELIVERY MONTH/QUARTER	SCHEDULED DELIVERY YEAR
A321NEO	[***]	2023
A321NEO	[***]	2023
A321NEO	[***]	2023
A321NEO	[***]	2023
A321NEO	[***]	2023
A321NEO	[***]	2023
A321NEO	[***]	2024
A321NEO	[***]	2024
A321NEO	[***]	2024
A321NEO	[***]	2024
A321NEO	[***]	2024

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

FIRM SPARE ENGINES

QUANTITY	DELIVERY DATE	FIRM SPARE ENGINE
1	[***]2019	Initial Spare Engine
1	[***]2019	Incremental Spare Engine
1	[***]2019	Incremental Spare Engine
1	[***]2020	Initial Spare Engine
1	[***]2020	Incremental Spare Engine
1	[***]2020	Incremental Spare Engine
1	[***]2020	Initial Spare Engine
1	[***]2021	Initial Spare Engine
1	[***]2021	Incremental Spare Engine
1	[***]2021	Initial Spare Engine
1	[***]2021	Incremental Spare Engine
1	[***]2021	Initial Spare Engine
1	[***]2022	Incremental Spare Engine

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 3
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
ENGINE SPECIFICATION

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 4
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
PW1100G-JM ENGINE PRICE ESCALATION FORMULA
1.    BASE AMOUNT
The Unit Base Price and any other amounts subject to escalation in accordance with this Appendix 4 are expressed in delivery conditions (“DC”) [***] (the “Base Year”) United States Dollars (each individually referred to hereinafter as the “Unit Base Amount” and collectively as the “Unit Base Amounts”) and are subject to adjustment for changes in economic conditions as measured by data obtained from the United States Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.
2.    BASE PERIOD AND BASE POINT
The Unit Base Amounts have been established in accordance with the average economic conditions prevailing in the 11th, 12th, and 13th months preceding a theoretical delivery in the Base Year as identified in Article 1 herein (the “Base Point”) as defined by [***] index values indicated hereafter (the “Base Period”).
3.    INDEXES
Labor Index: “Employment Cost lndex for Workers in Aerospace Manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the United States Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group,” or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).
The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.
Index code for access on the Website of the United States Bureau of Labor Statistics: CIU20232110000001.
Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). [***]
Index code for access on the Website of the United States Bureau of Labor Statistics: WPU03THRU15.
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Metal Index: Metals and metal products “Code 10” (hereinafter referred to as “C10”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). [***]
Index code for access on the Website of the United States Bureau of Labor Statistics: WPU10.
4.        ESCALATION FORMULA
[***]
5.        GENERAL PROVISIONS
5.1    Roundings
The Labor Index average, the Material Index average, and the Metal Index average shall be computed to the first decimal place. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next greater number.
Each quotient [***] shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next greater number.
The final factor shall be rounded to the nearest ten-thousandth (4 decimals).
The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).
5.2    Substitution of Indexes for Escalation Formula
If:
5.2.1    the United States Department of Labor substantially revises the methodology of calculation of the Labor Index, the Material Index, or the Metal Index as used in the Price Escalation Formula, or

5.2.2    the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index, such Material Index, or such Metal Index, or

5.2.3    the data samples used to calculate such Labor Index, such Material Index, or such Metal Index are substantially changed, the Seller shall select a substitute index for inclusion in the Price Escalation Formula (the “Substitute Index”).
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
The Substitute Index shall reflect as closely as possible the actual variance of the labor costs, of the material costs, or of the metal costs used in the calculation of the original Labor Index, Material Index, or Metal Index as the case may be.
As a result of the selection of the Substitute Index, the Parties shall mutually agree on an appropriate adjustment to the Price Escalation Formula to combine the successive utilization of the original Labor Index, Material Index, or Metal Index (as the case may be) and of the Substitute Index.
5.3    Final Index Values
The Index values as defined in Article 4 above shall be considered final and no further adjustment to the escalated Base Amounts as revised at delivery (or payment of such Escalated Amounts, as the case may be) shall be respectively made after delivery (or payment of such Escalated Amounts, as the case may be) for any subsequent changes in the published Index values.
[***]
This document does not contain any export regulated technical data.
6.        SAMPLE ESCALATION FORMULA CALCULATION
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 5
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
PRODUCT SUPPORT PLAN

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 6
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
WARRANTIES AND SERVICE POLICIES

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 7
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
SPARE ENGINE PAYMENT SCHEDULE
Payments for each Firm Spare Engine and other associated equipment shall be made in accordance with the following payment schedule:
[***]
All payments shall be paid according to Section 15.8 of the Agreement.

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

Appendix 8
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
GUARANTEE PLAN DEFINITIONS AND CONDITIONS
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

Appendix 9
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 10
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 11
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

Appendix 12
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 13
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 14
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

Appendix 15
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

Appendix 16
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16

Appendix 17
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 18
AMENDED AND RESTATED PW1100G-JM ENGINE
PURCHASE AND SUPPORT AGREEMENT
[***]

IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Exhibit 10.16
Appendix 19
BILL OF SALE
The undersigned as the owner of the full legal and beneficial title of the aircraft engine described as follows:
Manufacturer:    International Aero Engines, LLC
Type:
Serial Number:    _____

including all appliances, equipment, components, parts, furnishings and accessories installed on such engine on its delivery date together with the respective engine documents (collectively the “Engine”), certifies that in fulfilment of the purchase agreement between INTERNATIONAL AERO ENGINES, LLC and JETBLUE AIRWAYS CORPORATION, dated ______ ___, 20__ (the “Contract”) the undersigned has granted, transferred and delivered all of its right, title and interest in and to such Engine unto the following entity and its successors and assigns forever:
JETBLUE AIRWAYS CORPORATION
(“JETBLUE”)

The undersigned hereby confirms to JetBlue and its successors and assigns that it had the good and lawful right to sell, deliver and transfer title to the Engine to JetBlue and that there was conveyed to JetBlue good, legal and valid title to the Engine, free and clear of all liens, claims, charges, encumbrances and rights of others and that the undersigned will warrant and defend such title forever against all claims and demands whatsoever.
This Bill of Sale is governed by and shall be construed in accordance with the laws of the State of New York.
In testimony whereof the undersigned has caused this Bill of Sale to be duly executed on this ____ day of ______ 20.

INTERNATIONAL AERO ENGINES, LLC

By: ____________________
Name:
Title:
IAE LLC and JetBlue Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.